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ENGLISH TRANSLATION OF SHANGHAI EAST OCEAN CENTRE PROPERTY SALES CONTRACT
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TOTAL PAGES: 7 (inclusive of this one)


PUBLIC NOTARY CERTIFICATE

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                                                                   Exhibit 10.6

SHANGHAI PUBLIC NOTARY OFFICE

P.R.CHINA












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SHANGHAI EAST OCEAN CENTRE
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CONTRACT FOR FOREIGN SALES PROPERTY
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SELLER:  SHANGHAI XING TAI REAL ESTATE
         DEVELOPMENT INCORP.
         19/F FLAT A KAI WAH BLDG
         1375 WAI HOI CHUNG RD
         SHANGHAI
         P.R.CHINA
         TEL/FAX: (021)  6471 3739

BUYER: EURO TECH (FAR EAST) LTD
       18/F GEE CHANG HONG CENTRE
       65 WONG CHUK HANG RD
       HONGKONG
       BUSINESS INCORPORATION NO: 24182
       TEL: (852) 2814 0311

 1) According to "The rules on Sales, Transfer and Usage of land, P.R.China" & "The regulation of transfer and usage of land of Shanghai Municipal". The Seller and The Shanghai Property Management have signed "Transfer On Usage Of Land (Contract No. (Shanghai (92) Transfer Contract No: 11), and thus have secured a piece of land situated on Wang Pao Area, total area is 2611 sq meter for commercial usage from 5 Aug 1992 to 4 Aug 2042). It is approved that the property built on this land is called "Shanghai East Ocean Centre" and for foreign sales under Approval Permit No: Shanghai (93) 128.

 2) The Buyer shall purchase the 21/F Flat D Gross Area 115.97 sq. meter, hereafter called the Property (Please see attached floor plan of the flat).

 3) The Seller agrees to sell and the Buyer agrees to buy the above Property at a price of HK$2,751,200.-

 4) The ownership of the Property shall pass to the Buyer upon full settlement of the Property price.


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5) The Seller have the right to sue for interest incrued if the Buyer do not pay promptly. If delay is over 30 days, the Seller shall have the right to terminate the contract and inform the Buyer in writing about the termination. All payment shall be forfeited and the ownership of the Property belongs to the Seller.

6) The Seller shall hand over the Property to the Buyer on or before 31 Mar 1995. With the exception that followings occur and The Seller & Buyer shall have to terminate the contract:

   - Irresistable natural disaster.

   - Great technical problems cannot be solved during construction period.

   - Other events that beyond the control of the Seller.

7) The Seller shall compensate the Buyer by paying interest (according to the fixed loan interest rate from Bank Of China for not hand over the Property to the Buyer within the stated time. If the delay is over 30 days, the Buyer have the right to terminate the contract and the Seller shall pay back the amount already paid by the Buyer and interest incurred.

8) The Seller shall guarantee quality of the contruction work and the property shall pass the testing and examination carried out by the Supervision on Construction project Shanghai Municipal.

9) The Buyer shall have the right to terminate the contract if the Property does not pass the testing and examination by the Supervision on Construction project Shanghai Municipal. The Seller shall have to pay back the Buyer ; double amount of the deposit, other amount paid and interest incurred

10) The Buyer shall have to pay the oustanding property amount upon receiving the property.

11) The Seller shall be resonsible for the construction of the property and maintenance of the essential fixtures for a period of one year after the hand over. Danages caused by irresistable reasons shall not be entertained.


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12) The property is for commcerical use. The Buyer cannot alter the construction and usage of the property. The Buyer shall obey the rules and regulation of the P.R.China and management office of the Shanghai East Ocean Centre.

13) The Buyer shall have to pay tax on usage of land to the Property Management Shanghai Municipal.

14) Attachments of this contract shall be valid as the contract.

15) The signed contract shall be registered on the Shanghai Public Notary
    Office.

16) Within the validity of this contract, agreement shall be obtained from the Seller if the Buyer wants to transfer the contract to a third party. A new contract shall have to signed between the Seller and the third party upon termination of the contract between the Seller and the Buyer but within 20 days.

17) Arugment (if any) shall be resolved by the Buyer and the Seller in private or approach the People court for juridical action.

18) This contract contains 1 set in 5 copies, The Seller, Buyer, Shanghai Public Notary , Shanghai Property Management and Shanghai Property Registration office shall have one. They are all valid copies.

THE SELLER: SHANGHAI XING TAI REAL ESTATE DEVELOPMENT INCORP.
            (SIGNED)

THE BUYER:  EURO TECH (FAR EAST) LTD
            (SIGNED)

THE WITNESS: CHINA PUBLIC NOTARY AGENT

SIGNED : 28 JUN 1993 IN HONGKONG


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ATTACHMENT
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PAYMENT BY INSTALLMENT
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1) The Buyer shall have to pay part of the Property Amount i.e HK$550,240.- on the date upon signing this Contract.

2) The Buyer shall have to pay part of the Property Amount i.e. HK$412,680.- on or before 1 Nov 1993.

3) The Buyer shall have to pay part of the Property Amount i.e. HK$412,680.- onor before 1 May l994.

4) The Buyer shall have to pay the balance of the Property Amount i.e. HK$1,375,600.- within 14 days after receiving the Occupancy Notice from the Seller.


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            [FLOOR PLANT OF 21/F FLAT D SHANGHAI EAST OCEAN CENTRE]


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PUBLIC NOTARY CERTIFICATE

(93) SHANGHAI NO: 2359

This is to certify that the Mr Kam Sau-Nan, legal representative of Shanghai Xing Tai Real Estate Development Incorp, Shanghai & Madam Wong Mo Kee, legal representative of Euro Tech (Far East) Ltd (Registration No: 24182) signed the Property Foreign Sales Contract of The Shanghai East Ocean Centre on 28 Jun 1993 in Hong Kong.

After investigation, signatures and contents of the Foreign Sales Contract are in accordance with the laws and regulations of the P.R.China The signatures and stamps from both parties are true and correct.

Public Notary Office  (signed)
P.R.China Public Notary Office

21 SEPT 1993




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